UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

GENTIVA HEALTH SERVICES, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State of Incorporation)	1-15669 (Commission File No.)	36-4335801 (I.R.S. Employer Identification No.)

3 Huntington Quadrangle, Suite 200S
Melville, New York 11747-4627
(Address of principal executive offices, including zip code)

(631) 501-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

:  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

:  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

:  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

:  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On February 5, 2008, Gentiva CareCentrix, Inc. ("CareCentrix"), a subsidiary of Gentiva Health Services, Inc., and CIGNA Health Corporation ("CIGNA") entered into a Ninth Amendment, dated February 4, 2008 (the "Amendment"), to the Managed Care Alliance Agreement between CareCentrix and CIGNA dated as of January 1, 2004, as previously amended (the "Agreement").  The Amendment extends the term of the Agreement to January 31, 2011 with automatic renewals thereafter for successive one year terms until either party provides at least 90 days written notice prior to the beginning of the next term. A copy of the press release regarding the foregoing is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       The following exhibit is filed with this report:

Exhibit No.	Description
99.1	Press Release dated February 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC. (Registrant)
Date: February 7, 2008	/s/ Stephen B. Paige
Stephen B. Paige Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 7, 2008.